Q3 FY 2015 FINANCIAL RESULTS CONFERENCE CALL April 30, 2015 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR This presentation may contain certain comments, which are “forward-looking” statements that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts, may be forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties; these statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Any number of factors could cause actual results to differ materially from anticipated results. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2014, as well as the quarterly report on Form 10-Q for the quarter ended December 31, 2014, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS – Q3 FY15 3  Net sales for third quarter 2015 of $763 million, up 12% Y/Y, and non-GAAP diluted EPS of $0.52*  Below our expected range, principally from foreign exchange (FX) impacts  Worldwide Barcode & Security sales decreased 7% Y/Y, or 2% excluding FX  Worldwide Communications & Services sales increased 50% Y/Y, or 17% excluding acquisitions and FX  Includes successful implementation of business plan that included acquisitions of Imago (Sep ‘14) and Network1 (Jan ‘15)  Implementation of SAP ERP system in Europe on February 2, 2015  SG&A expenses include $2.6 million for SAP-related ERP costs  Third quarter 2015 return on invested capital of 12.1% (14.5% fiscal YTD)* * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q3 FY15 Q3 FY14 GAAP Non- GAAP* GAAP Non- GAAP* Y/Y Change (non-GAAP): Net sales $763.2 $763.2 $683.0 $683.0  12% increase; 16% excl. FX Gross profit 80.0 80.0 73.4 73.4  9% increase Gross profit margin % (of net sales) 10.5% 10.5% 10.7% 10.7%  26 bp margin decrease SG&A expenses 53.2 53.2 45.8 45.8  16% higher SG&A SAP-related ERP costs 2.6 2.6 -- -- Amortization of intangible assets 2.1 -- 0.9 -- Change, FV contingent consideration 0.3 -- 1.0 -- Acquisition costs 0.3 -- -- -- Operating income 21.5 24.2 25.7 27.6  12% decrease Operating income % (of net sales) 2.8% 3.2% 3.8% 4.0%  86 bp margin decrease Net income $12.9 $14.9 $16.9 $18.2  18% decrease Diluted EPS $0.45 $0.52 $0.59 $0.63  17% decrease HIGHLIGHTS – Q3 FY15 4 * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In millions, except EPS

Q3 FY15 SALES MIX 5 By Technology By Geography 55% Barcode & Security 45% Communications & Services 70% North America* 30% International Barcode & Security = Worldwide Barcode and Security Communications & Services = Worldwide Communications and Services As a % of Q3 FY15 net sales of $763.2 million * Includes the United States and Canada.

Q3 FY15 Q3 FY14 Net sales $422.1 $455.8 Gross profit $38.7 $43.0 Gross margin 9.2% 9.4% Operating income $10.3 $13.8 Operating income % 2.4% 3.0% Non-GAAP operating income $11.0 $15.4 Non-GAAP operating income % 2.6% 3.4% WW BARCODE & SECURITY 6 $456 $422 Q3 FY14 Q3 FY15 Net Sales, $ in millions Down 7.4% Excluding FX, Down 2.0% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q3 FY15 Q3 FY14 Net sales $341.1 $227.2 Gross profit $41.3 $30.3 Gross margin 12.1% 13.3% Operating income $11.5 $11.8 Operating income % 3.4% 5.2% Non-GAAP operating income $13.2 $12.2 Non-GAAP operating income % 3.9% 5.4% WW COMMUNICATIONS & SERVICES 7 Q3 FY14 Q3 FY15 Net Sales, $ in millions Up 50.2% Excluding FX and Acquisitions, Up 16.7% $ in millions Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. $341 $227 Acqs.

Q3 FY15 Q2 FY15 Q3 FY14 Return on invested capital (“ROIC”)* 12.1% 14.8% 15.3% Cash and cash equivalents (Q/E) $93.6 $121.5 $183.6 Operating cash flow, trailing 12-months $39.1 $36.7 $86.1 Days sales outstanding in receivables 57 55 55 Inventory (Q/E) $485.6 $518.4 $479.9 Inventory turns 5.4 5.8 5.1 Paid for inventory days 12.3 12.2 15.3 Shares repurchased – # of shares 69,965 -- -- Shares repurchased – dollars $2.7 -- -- Q3 FY15 KEY MEASURES $ in millions 8 * Excludes non-GAAP adjustments and change in fair value of contingent consideration. See Appendix for calculation of ROIC, a non-GAAP measure.

ERP Costs, $2.2 ERP Costs, $2.6 SAP- related, $2.6 SAP- related, $1.9 $- $1.0 $2.0 $3.0 $4.0 $5.0 Q3 FY15 Actual* Q4 FY15 Forecast* SUMMARY OF ERP COSTS 9 $ in millions * Following 2/2/15 implementation in Europe, we can no longer capitalize ERP project costs; reflects amounts included in SG&A expenses. ** Following implementation in North America (expected July 2015); includes depreciation of $0.7 million per quarter and other expenses incremental to legacy system. Estimated Ongoing Incremental ERP Costs: $1.5 million per quarter** Estimated SAP-related Costs Second half of FY15: $4.5 million Q1 FY16: $1.5 million

Q4 FY15 OUTLOOK* 10 * Outlook as of April 30, 2015. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.08 to EUR 1.00 for the Euro, $0.336 to R$1.00 for the Brazilian real (R$2.98 to $1), and $1.51 to GBP 1.00 for the British pound. For the quarter ending June 30, 2015, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs: Net Sales Non-GAAP Diluted Earnings Per Share  Range from $800 million to $850 million  Range midpoint: $825 million  Range from $0.56 to $0.62 per share  Range midpoint: $0.59

WW BARCODE & SECURITY 11 $456 $422 Q3 FY14 Q3 FY15 Net Sales, $ in millions Down 7.4% Excluding FX, Down 2.0%* * See Appendix for reconciliation of net sales excluding impact of foreign exchange to a GAAP measure.  55% of overall sales  Lower big deals across all geographies  Strong growth for payment processing hardware continues  Physical security grew 9% Y/Y; launched cable and outdoor wireless networking initiatives  Expanded key vendor relationships into additional geographies

WW COMMUNICATIONS & SERVICES 12 Q3 FY14 Q3 FY15 Net Sales, $ in millions Up 50.2% Excluding FX and Acquisitions, Up 16.7%* $341 $227 Acqs.  45% of overall sales  First full quarter with Network1; added over 60 vendors and 7,000 customers  Y/Y sales growth for all business units in local currency  Launched Total Coverage, a value- added service for Cisco collaboration  Launched Mitel as a new vendor in the U.S. and Canada * See Appendix for reconciliation of net sales excluding impact of foreign exchange to a GAAP measure.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 13 ($ in thousands) Quarter Ended March 31, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 21,496 $ 19,821 $ 12,943 $ 0.45 Adjustment: Amortization of intangible assets 2,114 2,114 1,464 0.05 Change in fair value of contingent consideration 285 285 200 0.01 Acquisition costs (a) 292 292 292 0.01 Non-GAAP measure $ 24,187 $ 22,512 $ 14,899 $ 0.52 Quarter Ended March 31, 2014 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 25,665 $ 25,980 $ 16,949 $ 0.59 Adjustment: Amortization of intangible assets 909 909 595 0.02 Change in fair value of contingent consideration 981 981 647 0.02 Non-GAAP measure $ 27,555 $ 27,870 $ 18,191 $ 0.63 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 ($ in thousands) Quarter Ended March 31, 2015 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 422,061 $ 341,142 $ - $ 763,203 GAAP operating income $ 10,327 $ 11,461 $ (292) $ 21,496 Adjustments: Amortization of intangible assets 464 1,650 - 2,114 Change in fair value of contingent consideration 172 113 - 285 Acquisition costs - - 292 292 Non-GAAP operating income $ 10,963 $ 13,224 $ - $ 24,187 GAAP operating income % (of net sales) 2.4% 3.4% n/m 2.8% Non-GAAP operating income % (of net sales) 2.6% 3.9% n/m 3.2% Quarter Ended March 31, 2014 WW Barcode & Security WW Comms. & Services Corporate Consolidated Net sales $ 455,822 $ 227,176 $ - $ 682,998 GAAP operating income $ 13,820 $ 11,845 $ - $ 25,665 Adjustments: Amortization of intangible assets 558 351 - 909 Change in fair value of contingent consideration 981 - - 981 Non-GAAP operating income $ 15,359 $ 12,196 $ - $ 27,555 GAAP operating income % (of net sales) 3.0% 5.2% n/m 3.8% Non-GAAP operating income % (of net sales) 3.4% 5.4% n/m 4.0% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

($ in thousands)

	Q3 FY15	Q2 FY15	Q3 FY14
Return on invested capital (ROIC), annualized (a)	**12.1%**	**14.8%**	**15.3%**
Reconciliation of Net Income to EBITDA			
Net income - GAAP	$ 12,943	$ 16,821	$ 16,949
Plus: Income taxes	6,878	9,117	9,031
Plus: Interest expense	891	207	217
Plus: Depreciation and amortization	3,710	2,443	1,743
EBITDA	24,422	28,588	27,940
Change in fair value of contingent consideration	285	463	981
Acquisition costs	292	1,474	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 24,999	$ 30,525	$ 28,921
Invested Capital Calculation			
Equity - beginning of the quarter	$ 818,748	$ 810,265	$ 751,446
Equity - end of quarter	799,051	818,748	772,786
Add: Change in fair value of contingent consideration, net of tax	200	346	647
Add: Acquisition costs, net of tax	292	1,474	-
Average equity	809,146	815,417	762,440
Average funded debt (b)	32,046	5,429	5,429
Invested capital (denominator for ROIC)(non-GAAP)	$ 841,192	$ 820,846	$ 767,869

Notes:

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 16 ($ in thousands) WW Barcode & Security WW Comms. & Services Consolidated Q3 FY15 net sales, as reported $ 422,061 $ 341,142 $ 763,203 Foreign exchange impact 24,794 3,084 27,878 Q3 FY15 net sales, excluding FX impact 446,855 344,226 791,081 Less: Acquisitions - (79,038) (79,038) Q3 FY15 net sales, excluding FX and acquisitions $ 446,855 $ 265,188 $ 712,043 Q3 FY14 net sales, as reported $ 455,822 $ 227,176 $ 682,998 Y/Y % Change: As reported -7.4% 50.2% 11.7% Excluding FX impact -2.0% 51.5% 15.8% Excluding FX and acquisitions -2.0% 16.7% 4.3%